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                                  EXHIBIT 23.2

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 1, 2002, in the Registration Statement (Form S-1 No. ______) and related Prospectus of Fresh Enterprises, Inc. dated April 25, 2002.

                                             /s/ Ernst & Young LLP


Long Beach, California
April 22, 2002